UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

KBR, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas 77002
(Address of principal executive offices)

Registrant’s telephone number including area code: (713) 753-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2022, KBR, Inc. (the “Company”) entered into Amendment No. 7 (the “Amendment”) to its existing Credit Agreement, dated as of April 25, 2018 (as amended by Amendment No. 1, dated as of November 12, 2018, Amendment No. 2, dated as of February 7, 2020, Amendment No. 3, dated as of July 2, 2020, Amendment No. 4, dated as of September 14, 2020, Amendment No. 5, dated as of November 18, 2021 and Amendment No. 6, dated as of May 17, 2022, the “Existing Credit Agreement”, and as further amended by the Amendment, the “Credit Agreement”), with Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, the lenders party thereto and each of the subsidiaries of the Company party thereto.

The Amendment replaces all of the outstanding Term A-1 Facility AUD Loans (as defined in the Existing Credit Agreement) with new term loans in an aggregate principal amount of $99,266,146.01 under a new Term A-1 Facility that after giving effect to the Amendment (i) redenominates the loans under the Term A-1 Facility from Australian Dollars into U.S. Dollars and (ii) establishes USD Term SOFR as the benchmark for such loans with interest on the outstanding principal amount thereof at a rate per annum equal to the 2022 Refinancing Term SOFR (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement), depending on our Consolidated Net Leverage Ratio (as defined in the Credit Agreement).

After giving effect to the Amendment, the material terms and conditions in the Credit Agreement remain substantially unchanged and in full force and effect, including with respect to maturity of November 18, 2026, representations and warranties, affirmative and negative covenants and drawn and undrawn pricing grid.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description

10.1	Amendment No. 7 to the Credit Agreement, dated as of December 30, 2022, with Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer, the lenders party thereto and each of the subsidiaries of the Company party thereto.

104	Cover Page Interactive Data file (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

January 4, 2023	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel and Corporate Secretary